                                    Exhibit 10.20

                             PURCHASE AND SALE AGREEMENT



    This Agreement is made as of May 1, 1996, at Concord, California, by and between John R. McPherson ("Seller") and Anchor Pacific Underwriters, Inc., a Delaware corporation, and Putnam, Knudsen & Wieking, Inc., a California corporation ("Buyer").


                                       RECITALS

    A. Seller represents and warrants that he is the owner of a general property, casualty, and workers' compensation insurance book of business at California Coastal Insurance, San Ramon, California.

    B. Buyer desires to purchase from Seller and Seller desires to sell to Buyer, on the terms and conditions of this Agreement, such book of business.

                                 TERMS AND CONDITIONS

    1. TRANSFER ASSETS. Subject to the terms and conditions set forth in this Agreement, Seller agrees to sell, convey, transfer, assign, and deliver to Buyer, and Buyer agrees to purchase from Seller the following described assets (the "Assets"):

         (a) Seller's customer lists, expiration files, customer account records, including current copies of client policies, prior copies of client policies, applications, quotations and claim/loss data that is currently contained in the client's file, which assets are in accordance with the Schedule of Clients shown in Exhibit "A" prepared by Seller and dated March, 1996.

         (b) The goodwill of Seller relative to said assets.

         (c) The historic or dead client files and records, including, but not limited to customer accounting records, and accounting records regarding insurance companies; or copies thereof, if required.

         (d) All trade secrets and confidential information of Seller.

    2. CONSIDERATION FOR TRANSFER. The consideration for the transfer of the Assets shall be payable as follows:

         (a) Buyer shall pay to Seller within fifteen (15) days after the end of each month for a period of 48 consecutive months, commencing with the first full calendar month ending after the Closing Date (as hereinafter defined), a sum equal to twenty percent (20%) of the net commission revenue from the Schedule of Clients paid to Buyer (the "Contingent Payments"). For purposes of this Paragraph 2, the term "net commission revenue" is defined as gross commissions, including endorsements, stipulated billings, monthly payments, and installments less return commission from endorsements, stipulated billings, monthly payments, installments, cancellation transactions and commission returns due to rebates or premium rollbacks related in any manner to Proposition 103. "Net commission revenues" do not include contingency commissions, service fees charged due to late payment of premium and interest earned by Buyer on commission.

         In the event all or any part of Anchor Pacific Underwriters, Inc. or any of its subsidiaries should be sold, merged or reorganized, Buyer shall have the right to pre-pay the Contingent Payments without penalty, based upon the mutual agreement of the parties.

    3. SELLER'S LIABILITY. It is expressly understood and agreed that Buyer shall not be liable for any of the obligations or liabilities of Seller of any kind and nature, and Seller hereby indemnifies Buyer and shall hold Buyer harmless against any loss, cost, liability, claim or expense suffered or incurred, directly or indirectly, as a result of the assertion against Buyer of any obligation or liability of Seller.

    4. ALLOCATION OF PURCHASE PRICE. The consideration for the transfer of the Assets shall be allocated entirely to Seller's covenant not to compete. Both parties agree to report this transaction for state and federal tax purposes in accordance with this allocation of the purchase price.

    5. EXCISE TAXES. Seller shall pay all sales and use taxes arising out of the transfer of the Assets. Buyer shall not be responsible for any business, occupation, withholding or similar tax, or any taxes of any kind related to any period before the Closing Date.

    6. REPRESENTATION AND WARRANTIES OF SELLER. In addition to the representation and warranties contained in other paragraphs of this Agreement, Seller hereby makes the following representations and warranties (which representations and warranties shall survive the Closing regardless of what investigations Buyer shall have made with respect thereto prior to the Closing), each of which individual representation and warranty (i) is material and being relied upon by Buyer, and (ii) is true in all respects as of the date hereof and shall be true in all respects on the Closing Date:

         6.1 Seller is the sole owner of (and Buyer will acquire hereunder) the entire right, title and interest in and to the Assets.

         6.2 The Assets are free and clear of all liens, encumbrances, claims, rights, demands and restrictions of any kind or character.

         6.3 Seller is not involved or aware of any pending or threatened litigation which does or will affect the Assets.

         6.4 There are no actions or proceedings pending or threatened against Seller before any court or administrative agency in any way connected with the Assets.

         6.5 All laws, ordinances, rules and regulations of any government or any agency, body or subdivision thereof bearing on the Assets have been complied with by Seller.

         6.6 Seller has received no notice or knowledge that any governmental authority or any employee or agent thereof considers the operation, use or ownership of Seller's insurance business to have violated any ordinance, rule, law, regulation or order of any government or any agency, body or subdivision thereof or that any investigation has been commenced or is contemplated respecting such possible violation.


         6.7 Neither this Agreement, nor anything provided to be done hereunder, including but not limited to the transfer, assignment and sale of the Assets violates or shall violate any contract, agreement or instrument to which Seller is a party.

    7. CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE. The obligations of Buyer to purchase the Assets under this Agreement are subject to the satisfaction, at or before the Closing of all the conditions set out below in this Paragraph 7. Buyer may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Buyer of any of its other rights or remedies, at law or in equity, if Seller shall be in default of any of its representation, warranties, or covenants under this Agreement.

         7.1 The due performance of Seller of each and every undertaking and agreement to be performed by it hereunder, and the truth of each representation and warranty made in this Agreement by Seller at the time as of which the same is made and as of the Closing Date.

         7.2 No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened on or before the Closing Date.

         7.3 California Coastal Insurance shall have given its approval to the transfer of the book of business from Seller to Buyer.

    8. PAYABLES AND RECEIVABLES.

         8.1 Seller or current servicing broker shall own and be responsible for all insurance carrier and client payables and receivables on policy and binder transactions that occur prior to the Closing Date on policies and binders with an effective date prior to the Closing Date and shall save, defend and hold Buyer harmless with respect thereto. Buyer shall be responsible for and own all insurance carrier and client payables and receivables on policy and binder transactions that occur on and after the Closing Date on policies and binders with an effective date prior to the Closing Date and on all policy and binder transactions on policies with an effective date as of the Closing Date and thereafter and shall save, defend and hold Seller harmless with respect thereto. All moneys received by or credited to Seller prior to and after the Closing Date that is the property of Buyer shall be paid to Buyer at the earlier of the Closing or the tenth (10th) of the month following that month that it is received by Seller.

         8.2 Money paid to Buyer or Seller shall be accompanied by adequate documentation to permit the parties to identify specific receivables and payments by client policy.

         8.3 Annual anniversaries on policies written for a period in excess of one (1) year shall be deemed to have been annually renewed and treated as such.

         8.4 All endorsement transactions, stipulated billings, monthly payments, carrier installments, policy cancellations and interim and final audits that occur or are effective on and after the Closing Date on policies with an effective date prior to the Closing Date are the property and the responsibility of Buyer.

    9. SELLER'S OBLIGATIONS BEFORE CLOSING.

         9.1 Seller will carry on its business and activities diligently and in substantially the same manner as they previously have been carried out and shall not make or institute any unusual or novel methods of purchase, sale, lease, management, accounting or operation that vary materially from those methods used by Seller as of the date of this Agreement.

    10. CLOSING. The transfer of the Assets by Seller to Buyer (the "Closing") shall take place at Buyer's office located at Concord, California on May 1, 1996 (the "Closing Date").

    11. SELLER'S OBLIGATIONS AT CLOSING. At the Closing, Seller shall deliver or cause to be delivered to Buyer a bill of sale of the Assets in the form attached as Exhibit "B".

         Simultaneously with the consummation of the transfer, Seller will put Buyer into full possession and enjoyment of the Assets to be conveyed and transferred by this Agreement.

         Seller or current servicing broker, at any time before or after the Closing Date, will execute, acknowledge, and deliver any further assignments, conveyances, and other assurances, documents, and instruments of transfer, reasonably requested by Buyer and will take any other action consistent with the terms of this Agreement that may reasonably be requested by the Buyer for the purpose of assigning, transferring, granting, conveying, and confirming to Buyer, or reducing to possession, any or all property and assets to be conveyed and transferred by this Agreement. If requested by Buyer, Seller further agrees to prosecute or otherwise enforce in its own name for the benefit of Buyer any claims, rights, or benefits that are transferred to Buyer by this Agreement and that require prosecution or enforcement in Seller's name. Any prosecution or enforcement of claims, rights, or benefits under this paragraph shall be solely at Buyer's expense, unless the prosecution or enforcement is made necessary by a breach of this Agreement by Seller.

    12. BUYER'S OBLIGATIONS AFTER CLOSING.

         12.1 Seller may transfer his insurance licenses to Buyer's agency. Buyer shall pay the costs related to such transfer.

    13. SELLER'S OBLIGATIONS AFTER CLOSING.

         13.1 Seller shall be available to work with Buyer in the servicing of the book of business transferred under this Agreement on an "as needed" basis, provided that such activity is held to a minimum amount of time and does not interfere with Seller's other professional or career commitments.

         13.2 Seller shall remain responsible for the collection of all outstanding account receivables as of the Closing Date for all amounts due on policies with transaction dates as of the Closing Date, or earlier.

         13.3 SELLER'S COMPETITION. Seller agrees that he will not at any time within the four-year period, immediately following the Closing Date, directly or indirectly engage in, or have any interest in any person, firm, corporation, or business (whether as an employee, officer, director, agent, security holder, creditor, consultant, or otherwise) that engages in any activity in any of the counties of Alameda or Contra Costa, which activity is the same as, similar to, or competitive with any activity now engaged in by Seller in any of these counties so long as Buyer (or any successor) shall engage in this activity in such county.

         The parties intend that the covenant contained in the preceding portion of this paragraph shall be construed as a series of separate covenants, one for each county specified. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in the preceding paragraph. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed included in this paragraph, then this unenforceable covenant shall be deemed eliminated from these provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

         Seller further agrees not to divulge, communicate, use to the detriment of Buyer or for the benefit of any other pers on or persons, or misuse in any way any confidential information or trade secrets of Seller, including personnel information, customer lists, or other technical data. Seller acknowledges and agrees that any information or data she has acquired on any of these matters or items was received in confidence.

         13.4 Should Seller, following expiration of Seller's covenant not to compete contained in paragraph 13.3 above, desire to re-enter the insurance business, Seller shall give Buyer the first opportunity to negotiate an employment agreement with Seller.

    14. INDEMNIFICATION BY SELLER. Seller agrees to indemnify and hold Buyer harmless from and against any claim, loss, damage or expense, including any reasonable attorneys' fees (including attorneys' fees on appeal), asserted against or suffered by Buyer resulting from:

         (a) Any breach by Seller of this Agreement;

         (b) Any liability or obligation of Seller which Buyer is not required to assume hereunder;

         (c) The inaccuracy or breach of any of the representations, warranties, or covenants made by Seller herein;

         (d) Any other act or omission to act of Seller, its agents, employees or contractors, the consequences of which Buyer has not expressly assumed hereunder.

    15. COST.

         15.1 FINDER'S OR BROKER'S FEES. Each of the parties represents and warrants that it has dealt with no broker or finder in connection with any of the transactions contemplated by this Agreement and, insofar as it knows, no broker or other person is entitled to any commission or finder's fee in connection with any of these transactions.

         15.2 EXPENSES. Each of the parties shall pay all costs and expenses incurred or to be incurred by it in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement.

    16. MISCELLANEOUS PROVISIONS.

         16.1 The subject headings of the paragraphs and subparagraphs of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

         16.2 This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

         16.3 This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         16.4 This Agreement shall be binding on and shall inure to the benefit of the parties to it and their respective heirs, legal representatives, successors, and assigns. Buyer shall have the right to assign this Agreement and all of Buyer's rights under it to a corporation or partnership in which Buyer has an interest.

         16.5 If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other cost incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

         16.6 All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, or other writing provided for in it, shall survive the Closing.

         16.7 All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

         To Seller at:  John R. McPherson
                        P.O. Box 207
                        Bethel Island, CA 94511


         To Buyer at:   J.R. Dunathan
                        Anchor Pacific Underwriters, Inc.
                        1800 Sutter Street, Suite 400
                        Concord, California 94520

                        And

                        James P. Wieking
                        Putnam, Knudsen & Wieking, Inc.
                        1800 Sutter Street, Suite 500
                        Concord, CA 94520

Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

         16.8 This Agreement shall be construed in accordance with, and governed by, the laws of the State of California.

         Executed the day and year first above written:

SELLER:                           BUYER:

/s/John R. McPherson              Anchor Pacific Underwriters, Inc.,
- -------------------------
John R. McPherson


                                  By: /s/James R. Dunathan
                                   ---------------------------------
                                  James R. Dunathan
                                  President


                                  Putnam, Knudsen & Wieking, Inc.

                                  By: /s/James P. Wieking, Inc.
                                   ---------------------------------
                                  James P. Wieking
                                  Executive Vice President

                                      EXHIBIT A
                                      ---------
INSURED                                                    POLICY NUMBER
- -------                                                    -------------

Donald Rogers and Stanley Pletz                            1AGO820
                                                           GPP568229-03

Andrews E. Oyervides DBA: Ed's Custom Doors                01-CC-633580-6

Donald Rogers Trustee Estate of Paul Muller                CCP-312915-00

Andrew Soe DBA: Rose & Grove Market                        01-CC-199930-9

San Francisco Health Food Store                            01-CD-452986-3

William Deming DBA: Pacific Woodworking                    ZHM 3781469-05
                                                           03518399

Home Connection, Inc.                                      02-BO-257664-5

Lawrence M. Hill & Jean Arentz Hill, Living Trust          01-CC-631854-6

Albino Antunes                                             01-AM-202830-2

Randall L. Zierau DBA: All American Electric               01-CC-138965-9

Raymond Aguiar                                             GLI-1019335
                                                           2147307

Dr. Forrest Butler DBA: Butler Chiropractic Clinic         02-BO-098899-1

Symentrus Lyons DBA: Johnsons Hair Pieces                  01-OL-275277-5

Donald Dare DBA: Dare Enterprises                          01-CL-293215-4

Louis E. Weldon, ETAL DBA: Investors Affiliated            01-CD-686099-2

Northcal Properties Real Estate Agency                     02-BOl92723-8

Westgate Electric Supply Inc.                              01-CC-378999-7
                                                           CB1335
                                                           WN95-499830-06

Rod McPherson DBA: Speedee Oil Change                      GB Z041944501
                                                           02-CC-564471-4

Sabastino DeLuca & Rita DeLuca                             02-BO-253853-6

Perry Baharian                                             01-CC-633572-6

                                      EXHIBIT A
                                      ---------
INSURED                                                    POLICY NUMBER
- -------                                                    -------------

Jim & Barbara Curry DBA: C D S                             CIC-821294

Mark Fambrini DBA: Mark Fambrini Roofing                   02-BA-082277-2

Scout Hall, Inc.                                           CCP-261144-02

James Hemstalk & Western Financial Development             2063703

Speedee Ventures, Inc.                                     02-CC-562047-2

Irwin A. Suiter DBA: Suiter Installations                  01-CC-065207-0

Mark Wheeler DBA: American Floors                          01-CC-477133-7

Indolink Corporation                                       01-CC-136254-0
                                                           01-CD-690820-2
                                                           FO-44823

Harold Coursey DBA: Main Street Gallery                    02-CC-570223-2

Alfred A. Mikalow                                          CCP-315372-00

Singles Club Association of America                        GS 009851

Estate of Doris Soe                                        CCP-327295-00

Raymond Aguiar                                             HE-04-262319

Robert Armstrong                                           HE-04-235857
                                                           HE-04-174192
                                                           02-04-521146

Valarie Austin                                             02-04-613309

Helen Babington                                            02-04-624846

Peter Banks                                                02-04-521442

Gerald Bearden                                             02-04-625671

Hester Blankenship                                         HE-04-132349

Forrest Butler                                             HE-04-261534
                                                           02-04-616161

Kim Carlsen                                                02-04-613567

                                      EXHIBIT A
                                      ---------
INSURED                                                    POLICY NUMBER
- -------                                                    -------------

Karen Colby                                                HE-04-175972

Lou Crossland                                              HE-04-125515
                                                           02-04-519654

Robert Curtis                                              HE-04-235406
                                                           02-04-531604

Steve Cvetich                                              01-EU-108555
                                                           HE-04-175361
                                                           02-04-624232

Marcia Dubow                                               HE-04-175015

Gerald Duarte                                              02-04-624717
                                                           HE-04-236486

Devon Flynn                                                HE-04-261522

Lennard Ghigliazza                                         02-04-616233

Marjorie Hall                                              02-04-620266

Paul Harbison                                              HE-04-175685
                                                           02-04-666765

Arthur Hemstalk                                            02-04-625820
                                                           HE-04-251635

Evelyn Holland                                             HE-04-236235

William Hull                                               HE-04-175356
                                                           02-04-538111

Bobby Johnston                                             HE-04-174980
                                                           02-04-517635

Therese Joyal                                              HE-04-250519

Richard Kellner                                            02-04-613466

Roy Lawrence                                               02-04-669880

Stephan Lawrence                                           HE-04-268434
                                                           02-04-616713

                                      EXHIBIT A
                                      ---------
INSURED                                                    POLICY NUMBER
- -------                                                    -------------

Luther Lentz                                               02-04-613305

Joyce Lynch                                                02-04-126516

Johan Lindstrom                                            02-04-662682

Margaret McNew                                             02-04-680332

Don McPherson                                              02-04-669579

John McPherson                                             HE-04-235392

Allen Mack                                                 HE-04-235387

Alfred Mikalow                                             HE-04-242547
                                                           02-04-615521

Arthur Mirassou                                            HE-04-235606

Phillip Mitchell                                           HE-04-239168

Larry Moe                                                  02-04-615316

Sanders Perkins                                            02-04-676627
                                                           HE-04-285690

Joyce Phillips                                             HE-04-174620
                                                           02-04-668668

Kenneth Rissitto                                           HE-04-115940

Ronald Selleneit                                           HE-04-176246

William Sousa                                              HE-04-236303

Robert Smith                                               HE-04-235389

Dorian Splivalo                                            HE-04-236243

Peggy Splivalo                                             02-04-667797

Joanne Splivalo                                            02-04-669971

Yasuyuki Toda                                              HE-04-236384

                                      EXHIBIT A
                                      ---------
INSURED                                                    POLICY NUMBER
- -------                                                    -------------

William Triantis                                           01-EU-145397
                                                           HE-04-236539
                                                           02-04-615872

Joan Vignone                                               02-04-669053

Eunice Vandepol                                            HE-04-174834
                                                           02-04-669172

John Vargas                                                01-EU-199258
                                                           MF-04-040223
                                                           ME-04-122760
                                                           HE-04-242087
                                                           02-04-624890

Francora Wuesthoff                                         02-04-623660

Susan White                                                02-04-676231

Marianne Walton                                            01-EU-109481
                                                           HE-04-133975
                                                           02-04-615867

Richard Kellner                                            PEL0064586

Alvin Jonas                                                CPL0201436

Charles Morehouse                                          PEL0068071

Bruce Anderson                                             NZB3298724

Hezghia Bensadigh                                          FZD6238578
                                                           NZD2769290

Charlie Boone                                              NZF1150616
                                                           FZD6492645

Roger Campbell                                             NZF1150605

Maurice Custodio                                           NZA3650529

Eleanor Davidson                                           NZD2615330
                                                           NZA3055125

Adrienne Demarest                                          NZF1071976

                                      EXHIBIT A
                                      ---------
INSURED                                                    POLICY NUMBER
- -------                                                    -------------

Randolf Douglas                                            NZF1071975

Raymond Hall                                               NZC3224336

David Hendrickson                                          NZF1071991

Julie Lane                                                 NZF1150624

John McPherson                                             NZA3766028

Anita Mason                                                NZK8168208

Helen Maurer                                               NZF1150604

Alfred Mikalow                                             NZC2526664

William Monahan                                            NZF1150601

Novel Perry                                                NZE2071004

William Phillips                                           FZD6238573

Norma Roper                                                NZA4060429

Esther Smith                                               NZF1150609

T. A. Toussoun                                             NZD3395345

Roger White                                                NZD3908344

Roy Ashworth                                               CAH0625552

Valarie Austin                                             CAH0609191

Benjamin Bradley                                           CAA0771569

Marie Davies                                               CAA0773589

Sebastiano DeLuca                                          CAH0616552
                                                           CAH0615313
                                                           CAA0772229
                                                           CAU0122850

Robert Dulitz                                              CAH0650788

David Fredrickson                                          CAA0771855

                                      EXHIBIT A
                                      ---------
INSURED                                                    POLICY NUMBER
- -------                                                    -------------

David Hendrickson                                          CAA0768169

Joseph Kearney                                             CAA0764405

Barbara Lindberg                                           CAH0621100

John McPherson                                             CAA0781974

Ann Mirassou                                               CAH0648374

Oreallia Salonen                                           CAA0773501

William Sousa                                              CAH0631908

Dorian Splivalo                                            CAB0125399
                                                           CAH0626529

Alice Summerhill                                           CAH0641690

Maurice McDonald                                           298RK9778

Leonard Scott                                              298RQ8681

T. A. Toussoun                                             298RP4758

Duff Whipple                                               298RH6731

Lurlean Jackson                                            MT75-70-305-7

Jerry Guss                                                 TT73-95681 -9

Hirstle Hammond                                            NMC52-55-125-8
                                                           NMC52-55-126-8

Ruth McPherson                                             MT55-68-744-2

Dorian Splivalo                                            MT19-46-152-4

Bruce Anderson                                             XA-48158406

David Barrett                                              XA-13610945

Alice Surnmerhill                                          XE-18546342
                                                           XA-16243207

                                      EXHIBIT A
                                      ---------
INSURED                                                    POLICY NUMBER
- -------                                                    -------------

T. A. Toussoun                                             XA-13874467

D. Paul Findlay                                            255-0017704542

James Chestney                                             AVP5-25-08-76

Richard Kellner                                            CAY-25190-5

Stephen Lawrence                                           CAY-33996-5

Bill Clarkson                                              IMY5100612

Joseph Brooks                                              X067733-10

Sebastiano DeLuca                                          PNM392937604

Kirk Hargreaves                                            ANM4717222

Lurlean Jackson                                            X067740

Donavon Wallace                                            MFO4012114
                                                           HE04151886

Jack Friedland                                             X069487-10

Rhoda Holthoff                                             ANM3964293

Alfred Mikalow                                             POY-049694

Karen Clare                                                HVM3741562

Syd Hall                                                   X070195-10

John McPherson                                             050709875

Roger White                                                ANM4179562

Arnold Holieb                                              FNM4210608

Elizabeth Mitchell                                         HVM3794494

Roger White                                                PNM4816312

John McPherson                                             060501392596

Rhoda Holthoff                                             HVM4064984

                                      EXHIBIT A
                                      ---------
INSURED                                                    POLICY NUMBER
- -------                                                    -------------

Hezghia Bensidigh                                          0072986433

Francora Wuesthoff                                         FVM3647977

D. Paul Findlay                                            0605000355896

                                     Exhibit "B"

                                     BILL OF SALE


KNOW ALL MEN BY THESE PRESENTS:

JOHN R. McPHERSON, an individual ("Seller") for good and valuable consideration, receipt of which is hereby acknowledged, and pursuant to a certain Purchase and Sale -Agreement dated May 1, 1996, hereby sells, assigns, transfers, conveys, and delivers to ANCHOR PACIFIC UNDERWRITERS, INC. and PUTNAM, KNUDSEN & WIEKING, INC., ("Buyer"), and their successors and assigns, all right, title, and interest in and to all of the following described assets:

a. Seller's customer lists, expiration files, customer account records, including current copies of client policies, or copies of client policies, applications, quotations and client files, which assets are substantially in accordance with the Schedule of Clients described in Exhibit A attached hereto and incorporated herein by this reference.

b. The goodwill of Seller relative to said assets.

C. All trade secrets and confidential information of Seller.

TO HAVE AND TO HOLD the same unto the Buyer and its successors and assigns, forever.

The Seller, for itself and its successors and assigns, hereby covenants with the Buyer, their successors and assigns, that the Seller is the owner absolutely of said property; that the same are free and clear of and from all encumbrances; that it has good right to sell and to assign the same unto the Buyer as aforesaid and will warrant and defend the same unto the Buyer against the lawful claims and demands of all persons.

The Seller hereby covenants and agrees to execute and deliver or cause to be executed and delivered, and to do or to make, or to cause to be done or made, upon receipt of the Buyer, any and all agreements, instruments, papers, acts, or things, supplemental, confirmatory, or otherwise, as may reasonably be required by the Buyer for the purpose of or in connection with perfecting and completing the sale hereunder of the assets of the Seller which are hereby sold and transferred.

    IN WITNESS WHEREOF, the Seller has executed this Bill of Sale on ________, 1996.



                                 /s/John R. McPherson
                              ------------------------------
                              JOHN R. McPHERSON